UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 1, 2016

WYNN RESORTS, LIMITED
(Exact name of registrant as specified in its charter)

Nevada	000-50028	46-0484987
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

WYNN LAS VEGAS, LLC
(Exact name of registrant as specified in its charter)

Nevada	333-100768	88-0494875
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3131 Las Vegas Boulevard South Las Vegas, Nevada		89109
(Address of principal executive offices of each registrant)		(Zip Code)
(702) 770-7555
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
As disclosed in prior filings of Wynn Resorts, Limited (“WRL”) and Wynn Las Vegas, LLC (“WLV”), Stephen A. Wynn (“Mr. Wynn”), Chairman of the Board of Directors and Chief Executive Officer of WRL, and WLV are parties to the 2013 Second Amended and Restated Agreement of Lease, dated as of November 7, 2013, as amended by the First Amendment, dated February 25, 2015 (the “Second A&R Lease”), pursuant to which Mr. Wynn leases three fairway villas as his personal residence. On December 1, 2016, Mr. Wynn and WLV entered into a Third Amended and Restated Agreement of Lease (the “Third A&R Lease”) to provide for Mr. Wynn’s lease of only two fairway villas (the “Villas”) as his personal residence, effective as of November 3, 2016, and to adjust the annual rent paid by Mr. Wynn to WLV accordingly to $305,680 per year, effective from November 3, 2016 to November 2, 2018. The Third A&R Lease was approved by the Audit Committee of the Board of Directors of WRL and the annual rent was determined to be the current fair market value of the accommodations based on an independent third-party opinion. The rental value for the Villas will be re-determined every two years during the term of the Third A&R Lease. Certain services for, and maintenance of, the Villas are included in the annual rent.
This description of the Third A&R Lease is qualified in its entirety by reference to the Third A&R Lease, a copy of which will be filed as an exhibit to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2016.

Item 1.02	Termination of a Material Definitive Agreement.
The information set forth under Item 1.01 of this report as it relates to the Second A&R Lease is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNN RESORTS, LIMITED

Dated: December 2, 2016	By:	/s/ Kim Sinatra
Kim Sinatra
Executive Vice President and General Counsel

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNN LAS VEGAS, LLC

Dated: December 2, 2016	By:	Wynn Las Vegas Holdings, LLC, its sole member

	By:	Wynn America, LLC, its sole member

	By:	Wynn Resorts Holdings, LLC, its sole member

	By:	Wynn Resorts, Limited, its sole member

	By:	/s/ Kim Sinatra
Kim Sinatra
Executive Vice President and General Counsel